Exhibit 99.1
GAYLORD ENTERTAINMENT EXTENDS SHAREHOLDER RIGHTS PLAN BY ONE YEAR
NASHVILLE, Tenn. (August 12, 2011) — Gaylord Entertainment Co. (NYSE: GET) today announced that its Board of Directors elected yesterday to extend the term of the Company’s shareholder rights plan by one year until August 12, 2012. This extension was not in response to any acquisition proposal. Except for the extension of the expiration date of the plan from August 12, 2011 to August 12, 2012, the other terms and conditions of the shareholder rights plan remain unchanged.
Colin V. Reed, chairman and chief executive officer of Gaylord Entertainment, stated, “The Board decided to extend our existing shareholder rights plan as a result of this week’s turbulent and unpredictable stock market gyrations, which we believe has led to a substantial disconnect between the true value of the company and our stock price. The Board also took into account significant recent acquisitions of our stock by our largest shareholder when making this determination. By extending the shareholder rights plan, we are ensuring that all shareholders can equally and fairly participate in the benefits of our unique business model.”
The full text of the amendment to the shareholder rights plan will be filed on a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.
About Gaylord Entertainment
Gaylord Entertainment (NYSE: GET), a leading hospitality and entertainment company based in Nashville, Tenn., owns and operates Gaylord Hotels (www.gaylordhotels.com), its network of upscale, meetings-focused resorts, and the Grand Ole Opry (www.opry.com), the weekly showcase of country music’s finest performers for more than 85 consecutive years. The Company’s entertainment brands and properties include the Radisson Hotel Opryland, Ryman Auditorium, General Jackson Showboat, Gaylord Springs Golf Links, Wildhorse Saloon, and WSM-AM. For more information about the Company, visit www.GaylordEntertainment.com.

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the flood damage to Gaylord Opryland and our other Nashville-area Gaylord facilities, including our remaining flood-related repair projects, effects of the hotel closure such as the loss of customer goodwill, uncertainty of future hotel bookings and other negative factors yet to be determined, risks associated with compliance with the Company’s $925 million credit facility which matures in August 2015, risks associated with development, budgeting, financing and approvals for our Colorado project, economic conditions affecting the hospitality business generally, rising labor and benefits costs, the timing of any new development projects, increased costs and other risks associated with building and developing new hotel facilities, the geographic concentration of our hotel properties, business levels at the Company’s hotels, our ability to successfully operate our hotels, our ability to refinance indebtedness as it matures and our ability to obtain financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission and include the risk factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Investor Relations Contacts:
Mark Fioravanti, Senior Vice
President and Chief Financial Officer
Gaylord Entertainment
(615) 316-6588
mfioravanti@gaylordentertainment.com
~or~
Patrick Chaffin, Vice President of
Strategic Planning and Investor Relations
Gaylord Entertainment
(615) 316-6282
pchaffin@gaylordentertainment.com
Media Contacts:
Brian Abrahamson, Vice President of
Corporate Communications
Gaylord Entertainment
(615) 316-6302
babrahamson@gaylordentertainment.com
~or~
Josh Hochberg or Dan Zacchei

Sloane & Company
(212) 446-1892 or (212) 446-1882
jhochberg@sloanepr.com or
dzacchei@sloanepr.com